Capital reorganization (the "SPAC Merger") - Net liabilities of NETC (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 18, 2023	Jun. 30, 2023	Jun. 30, 2022
Assets
Cash		$ 9,203
Prepaid expenses	$ 2,590	1,325	$ 44	$ 31
Total assets	22,124	10,528	4,656	2,989
Liabilities
Trade and other payables	9,411	21,525	5,624	1,544
Income taxes payable		209
Total liabilities	19,905	21,734	$ 34,071	$ 19,217
Total net liabilities	11,206	(11,206)
NETC
Liabilities
Total net liabilities	$ 11,200	$ 11,200